A Phase 1, Open-Label, Multicenter Study to Assess the Safety,
Tolerability, and Immunogenicity of mRNA-4157 Alone in
Subjects With Resected Solid Tumors and in Combination With
Pembrolizumab in Subjects With Unresectable Solid Tumors
(Keynote-603)
Saturday 01 June 2019
Copyright © 2019 Moderna
Slide
1
Exhibit 99.2

T cell
TCR
PCV
neoantigen
HLA
Encoded neoantigen
concatemers
in single mRNA
Protein
chain
Ribosome
Proteasome
Neoantigens
Vesicle
PCV mRNA
5' Region
Coding Region (ORF)
3' Region
Cytosol
Nucleus
Endoplasmic
reticulum
Golgi

-
-
-

Background
Copyright © 2019 Moderna
T-cell
targeting
of
mutation-derived
epitopes
(neoantigens)
has
been
demonstrated
to
drive
anti-tumor
responses
Immunizing
patients
against
such
neoantigens
in
combination
with
a
checkpoint
inhibitor
(CPI)
may
elicit
greater
anti-tumor
responses
than
CPI
alone
Mutations
are
rarely
shared
between
patients,
thus
requiring
a
personalized
approach
to
vaccine
design

mRNA-4157
is
a
personalized
neoantigen
cancer
vaccine
encoding
up
to
20
neoantigens:
(going
forward
all
patients
will
receive
a
vaccine
encoding
up
to
34
neoantigens)
Individually
designed
and
manufactured
for
each
patient
Encapsulated
in
a
proprietary
lipid
nanoparticle
and
delivered
intramuscularly
Selected
using
a
proprietary
algorithm
based
upon
each
patient’s
HLA
type
and
tumor
mutanome
from
whole
exome
DNA
and
RNA
sequencing
from
tumor
and
blood
samples
Personalized cancer vaccine process
Copyright © 2019 Moderna

Study design
Copyright © 2019 Moderna
0.04 mg
n=3
0.13 mg
n=6
1.0 mg
n=1
0.39 mg
n=3
0.04 mg
n=5
0.13 mg
n=5
1.0 mg
n=5
0.39 mg
n=8
Part A (Adjuvant patients):
Monotherapy mRNA-4157
Part B (Metastatic patients):
mRNA-4157 + pembrolizumab
Dose escalation cohorts
Histologies
in
part
A
and
B:
•
NSCLC
•
SCLC
•
Cutaneous
melanoma
•
HPV
negative
HNSCC
•
Bladder
urothelial
carcinoma
•
MSI
high
malignancies
•
TMB
high
malignancies
Objectives:
•
Safety
and
tolerability
of
mRNA-4157
monotherapy
and
in
combination
with
pembrolizumab
•
Biomarkers
including
antigen
T-cell
responses
•
Anti-tumor
activity

Study design
Copyright © 2019 Moderna
Screening
period
pembrolizumab
monotherapy
run-in* (Dosing
every 21 days
for 2 cycles)
mRNA-4157
+pembrolizumab
(Dosing every 21
days for up to 9
cycles)
pembrolizumab
monotherapy
(Dosing up to
35 cycles)
Safety
follow-up
(100 day
post
treatment)
*Part A patients are adjuvant patients receiving mRNA-4157 monotherapy.
Pembrolizumab run-in and pembrolizumab monotherapy period does not apply

Patient demographics
Copyright © 2019 Moderna
Part
A:
13
Part B: 23
Age(y)
Range:
52-85
45-88
Median:
67
64
Sex
Male:
6
13
Female:
7
10
Race:
Caucasian
13
19
Black
-
1
Asian
-
1
Histologies
N =36
Part A
13
Melanoma
3
MSI
HIGH/MMR
Deficient
•
Colorectal Carcinoma
2
Non-small
Cell
Lung
Cancer
8
Part B
23
TMB High
•
Metastatic squamous cell cancer of the skin
1
Bladder
Urothelial
Carcinoma
5
HNSCC
2
Melanoma
1
MSI
HIGH/MMR
Deficient
•
Colorectal Carcinoma
2
•
Metastatic Castrate Resistant Prostate Carcinoma
1
•
Endometrial Carcinoma
1
Non-small
Cell
Lung
Cancer
8
Small
Cell
Lung
Cancer
2
Part B Prior Therapies
N=23 (%)
Number
of
patients
received
at
least
1
prior
therapy
22 (95.6)
Number of patient received
prior checkpoint inhibitors
Number
of
Prior Therapies
15 (65.2)
0
1
(
4.3)
1
3
(
13.0)
2
6
(26.1)
3
2
(8.7)
3+
11
(47.8)

Safety data
Copyright © 2019 Moderna
Related
AEs of at least grade 2 highest grade reported once per patient
Related Adverse Event*
Grade 2
Grade 3
Part A: mRNA-4157 monotherapy
4
0
LEFT ARM PAIN
1
-
COLITIS
1
-
FATIGUE
1
-
MYALGIAS
1
-
Part B: pembrolizumab monotherapy
3
4
DIARRHEA
-
1
AMYLASE INCREASE
-
1
LIPASE INCREASE
-
1
ELEVATED AST
1
-
ANEMIA
1
-
WORSENED DYSPNEA
1
-
ELEVATED GGT
-
1
Part B: mRNA-4157 & pembrolizumab
0
0
No mRNA-4157 related grade 3/4 AEs were reported

Subject ID Tumor Type
002-40001 NSCLC
006-40002 Melanoma
006-40003 MSI-High
004-40005 NSCLC
006-40006 NSCLC
002-40007 NSCLC
001-40009 Melanoma
002-40015 NSCLC
003-40016 NSCLC
002-40018 MSI-High
001-40026 Melanoma
006-40028 NSCLC
002-40033 NSCLC
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 60 63 66 69 72 75
Time on Study (Weeks)
0.04 mg 0.13 mg 0.39 mg 1 mg Post Treatment
Relapse

Part A: Adjuvant patients receiving mRNA-4157
monotherapy
Copyright © 2019 Moderna
13
adjuvant
patients
have
been
treated
with
mRNA-4157
13
patients
have
completed
full
course
of
vaccination
per
protocol
11
patients
remain
disease
free
up
to
72
weeks
on
study

Prior Checkpoint
Subject ID Tumor Type
002-40008 NSCLC X
006-40010 MSI-High
001-40011 HNSCC
003-40013 NSCLC X
005-40014 MSI-High
001-40019 SCLC
003-40020 Melanoma X
005-40021 NSCLC X
001-40023 Bladder X
003-40024 Bladder X
006-40027 High TMB
005-40030 HNSCC X
001-40031 SCLC
003-40034 MSI-High X
005-40036 Bladder
001-40037 NSCLC X
001-40038 NSCLC
003-40040 Bladder X
001-40042 NSCLC X
005-40043 NSCLC X
001-40044 NSCLC X
001-40045 Bladder X
005-40046 MSI-High X
Pembrolizumab run in period
Withdrew consent
Withdrawn
Pembro Run-in 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51
Time on Study (Weeks)
0.04 mg
0.13 mg
0.39 mg
1 mg
mRNA Only
Pembro Only
CR
PR
PD
Death

Part B: Metastatic patients receiving mRNA-
4157/pembrolizumab combination
Copyright © 2019 Moderna
20
out
of
23
advanced/metastatic
patients
have
been
treated
with
mRNA-4157/pembrolizumab
combination
1
patient
with
MSI-High
CRC
had
a
CR
on
pembrolizumab
monotherapy
prior
to
vaccination
5
patients
had
a
PR
including
2
patients
who
have
progressed
with
prior
checkpoint
inhibitor
therapy
7
patients
had
stable
disease
and
10
patients
remain
on
study
treatment
with
ongoing
clinical
benefit
as
of
10-May-2019

Best overall response Copyright © 2019 Moderna

Patient 40019 – Small cell lung carcinoma Copyright © 2019 Moderna

Patient 40031 – Small cell lung carcinoma Copyright © 2019 Moderna

Baseline
C3D1
C9D1

Patient 40023 with bladder urothelial carcinoma was previously treated with radical cystoprostatectomy, cisplatin/gemcitabine, HRS7-SN38, four cycles of atezolizumab, and vinorelbine along with a frontal lobe resection with radiation for a brain metastasis. After 2 cycles of monotherapy pembrolizumab and 2 cycles of mRNA-4157/pembrolizumab combination, patient had a partial response and has continued to improve while on study.

Patient 40023 – Bladder carcinoma Baseline Copyright © 2019 Moderna

Copyright © 2019 Moderna
Patient
was
dosed
with
1mg
of
vaccine
monotherapy
and
underwent
apheresis
at
baseline
and
7d
post
4th
dose.
Increases
in
ex
vivo
(unexpanded)
T-cell
responses
were
detected
against
all
neoantigen
pulsed
DC
pools
post
vaccination
(A).
Increases
in
in
vitro
stimulated
(IVS,
expanded)
T-cell
responses
were
detected
against
all
neoantigen
pulsed
DCs
pools
post
vaccination
(B).
All
positive
CD8
T-cell
responses
post
vaccination
were
to
neoantigens
with
high
predicted
binding
affinity
of
<
500
nm.
Patient 40033 neoantigen specific CD8 T cell response data
A
B

Baseline
C4D8
Baseline
C4D8
Baseline
C4D8
unpulsed DCs
0.63
0.57
neoag 7
0.79
7.82
neoag 14
6.11
24.9
neoag 1
0.58
5.67
neoag 8
0.50
2.54
neoag 15
2.08
2.45
neoag 2
0.60
6.51
neoag 9
0.85
0.34
neoag 16
1.63
11.1
neoag 3
0.94
9.50
neoag 10
0.45
0.14
neoag 17
0.75
5.91
neoag 4
0.94
1.55
neoag 11
1.10
3.79
neoag 18
0.75
2.90
neoag 5
0.48
1.03
neoag 12
0.50
0.19
neoag 19
1.22
2.13
neoag 6
0.62
1.42
neoag 13
0.17
0.23
neoag 20
3.05
2.71
IFNγ
CD8

baseline
post-dose 4
% Freq. CD8⁺IFNγ⁺
25
20
15
10
5
0
neoantigen pulsed DCs
unpulsed
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Class I predicted
Class I & II predicted
Class II predicted

γ

moderna

Robust CD8 T cell responses detected post-vaccine dose 4 to
55% of predicted class I neoantigens
Copyright © 2019 Moderna
CD8 T cell responses to individual
neoantigens were measured in in vitro
stimulated (IVS, expanded) T cells
Flow cytometry plots show increases in %
freq.
of
CD8
cells
producing
IFN
7d
post
4
th
vaccine dose to multiple neoantigens
Greater than 3x (*in summary graph)
increases in neoantigen specific CD8 T-cells
were detected post vaccination against 10
out of 18 class I targeted neoantigens
included in patient 40033 vaccine

Conclusions
Copyright © 2019 Moderna
•
mRNA-4157
is
well
tolerated
at
all
dose
levels
studied
with
no
DLTs
reported
•
No
mRNA-4157
related
grade
3/4
AE
or
SAE
was
reported
•
Clinical
responses
have
been
seen
in
6
out
of
20
patients
treated
with
mRNA-4157/pembrolizumab
combination.
Of
these
6
patients
with
responses,
2
were
observed
in
patients
previously
treated
with
a
PD-(L)1
inhibitor.
•
Neoantigen
specific
CD8
T-cell
responses
were
detected
to
10
out
of
18
class
I
neoantigens
included
in
patient
40033
vaccine,
the
first
patient
dosed
at
1
mg
who
underwent
apheresis.
100%
of
positive
CD8
T-cell
responses
post
vaccination
were
to
neoantigens
with
a
high
predicted
binding
affinity
of
<
500
nm
•
Safety,
tolerability
and
immunogenicity
data
supports
the
advancement
of
mRNA-4157
to
phase
II
at
the
1
mg
dose

• We’d like to thank all of the patients, their families, and care givers for their participation in this trial. Thank You! Copyright © 2019 Moderna